SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 15, 2005
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                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      814-00631                 52-2050585
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922                37922
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                    (Address of principal executive offices)       (Zip code)

                                 (865) 539-5300
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      (b) Effective April 15, 2005, David Leigh resigned as a member of the Board of Directors of Celerity Systems, Inc., a Delaware corporation (the "Company"). Mr. Leigh resigned for personal reasons and not based on any disagreement with the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CELERITY SYSTEMS, INC.

Date:    April 19, 2005                By:    /s/ Robert B. Legnosky
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                                       Name:  Robert Legnosky
                                       Title: President, Chief Executive Officer
                                              and Chairman of the Board


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